UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 18, 2006
SUPERIOR BANCORP
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-25033	63-1201350
(Commission File Number)	(IRS Employer Identification No.)

17 North 20th Street, Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)
(205) 327-1400
(Registrant’s Telephone Number, Including Area Code)
The Banc Corporation
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     As previously disclosed in The Banc Corporation’s Proxy Statement relating to its 2006 Annual Meeting of Stockholders, the Board of Directors of the Corporation proposed amendments to the Corporation’s Restated Certificate of Incorporation to (a) Change the name of the Corporation from The Banc Corporation to Superior Bancorp, and (b) increase the number of authorized shares of the Corporation’s common stock from 35 million to 50 million. The text of such amendments was attached to the above-referenced Proxy Statement as Annexes A and B, respectively, which Annexes are hereby incorporated herein by reference. Such amendments were approved by the holders of a majority of the outstanding shares of the Corporation’s common stock, and the Corporation filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware on May 18, 2006 reflected such amendments. On May 22, 2006, the Corporation filed a Restated Certificate of Incorporation with the Secretary of State of the State of Delaware restating its Certificate of Incorporation to include all previous amendments, including the amendments filed on May 18, 2006. Such Restated Certificate of Incorporation is now the Certificate of Incorporation of Superior Bancorp.
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure.
     On May 18, 2006, Superior Bancorp issued a press release announcing the matters described in Item 5.03 above and the results of other proposals presented by the Corporation at the 2006 Annual Meeting. The text of the press release is attached to this report as Exhibit 99. All proposals recommended by the Board of Directors were approved, and the Corporation will report specific voting results in its Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2006, as required by the rules of the Securities and Exchange Commission.
     This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a documents filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing this information, we make no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

Exhibit 3	Restated Certificate of Incorporation of Superior Bancorp, dated May 22, 2006

Exhibit 99	Press Release of Superior Bancorp dated May 18, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR BANCORP
Date: May 22, 2006	By:	/s/ Rick D. Gardner
Rick D. Gardner
Chief Operating Officer